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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         -------------------------------


      Date of Report (Date of earliest event reported): DECEMBER 12, 1997
                                                        -----------------



                            SUMMIT PROPERTIES INC.
               (Exact name of Registrant as specified in charter)



        DELAWARE                        1-12792                  56-1857807
---------------------           ------------------------    -------------------
(State or other jurisdiction    (Commission file number)    (IRS employer
    of incorporation)                                       identification no.)



             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
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              (Address of principal executive offices) (Zip Code)

                                 (704) 334-9905
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NUMBER    EXHIBIT

    4.1 Definative Supplemental Indenture No. 2, between Summit Properties Partnership, L.P. and First Union National Bank, including a form of the 6 5/8% Note due 2003 (incorporated by reference to the Form 8-K/A-1 filed by Summit Properties Partnership, L.P. on December 17, 1997 (File No. 0-22411)).

    4.2 Summit Properties Partnership, L.P. 6 5/8% Note due 2003, dated December 17, 1997 (incorporated by reference to the Form 8-K/A-1 filed by Summit Properties Partnership, L.P. on December 17, 1997 (File No. 0-22411)).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                      SUMMIT PROPERTIES INC.



Dated: December 17, 1997              By: /s/ Michael L. Schwarz
                                          ------------------------------------
                                          Michael L. Schwarz
                                          Executive Vice President
                                          Chief Financial Officer